                                                               CUSIP 356713 10 7

                           TEXAS STANDARD OIL COMPANY

               INCORPORATED UNDER THE LAWS OF THE STATE OF TEXAS

                                  COMMON STOCK

                                                               SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

  NUMBER                                                            SHARES
----------                                                        ----------

----------                                                        ----------


--------------------------------------------------------------------------------
This
certifies
that




is the owner of
--------------------------------------------------------------------------------

 FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $0.01 PAR VALUE, OF
                           TEXAS STANDARD OIL COMPANY

(hereinafter called the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of the Certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation, as amended, and the Bylaws of the Corporation, as amended (copies of which are on file at the office of the Transfer Agent), to all of which the holder of this Certificate by acceptance hereof assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATE:


PRESIDENT                                     Countersigned:

                                                 SECURITIES TRANSFER CORPORATION
SECRETARY                                        P.O. Box 701629
                                                 Dallas, Tx. 75370

                                              By:
                  [TEXAS STANDARD                -------------------------------
                    OIL COMPANY                  TRANSFER AGENT - AUTHORIZED
                  CORPORATE SEAL]                SIGNATURE




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                           TEXAS STANDARD OIL COMPANY

                 TRANSFER FEE $20.00 PER NEW CERTIFICATE ISSUED

      A FULL STATEMENT OF THE RELATIVE RIGHTS, INTERESTS, PREFERENCES AND
          RESTRICTIONS OF EACH CLASS OF STOCK WILL BE FURNISHED BY THE CORPORATION TO ANY SHAREHOLDERS UPON WRITTEN REQUEST, WITHOUT CHARGE.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -as tenants in common            UNIF GIFT MIN ACT -                 CUSTODIAN
TEN ENT  -as tenants by the entireties                      -----------------          -----------------
JT TEN   -as joint tenants with right of                    (Cust)                           (Minor)
          survivorship and not as                           under Uniform Gifts to Minors
          tenants in common                                 Act
                                                               -----------------------------------------
                                                                              (State)
            Additional abbreviations may also be used though not in the above list.


For value received,                          hereby sell, assign and transfer unto
                   -------------------------

  PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE

------------------------------------------

------------------------------------------   -----------------------------------------------------------

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           PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

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----------------------------------------------------------------------------------------------- Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                  ----------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated                  20
     -----------------   --


                                        SIGNATURE:

                                        X
                                         ---------------------------------------------------------------


                                        X
                                         ---------------------------------------------------------------


SIGNATURE GUARANTEE:

----------------------------------------------------------------
THE SIGNATURE(S) SHOULD BE MEDALLION STAMP GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION PURSUANT TO S.E.C. RULE 17AD-15.
----------------------------------------------------------------

SIGNATURE(S) GUARANTEED BY:




----------------------------------------------------------------

X NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR
ENLARGEMENT, OR ANY CHANGE WHATEVER.